(i) Based on their evaluation of the
Registrant's Disclosure Controls and
Procedures as of a date within 90 days of the Filing Date, the Registrant's
President and Treasurer/CFO have
determined that the Disclosure Controls
and Procedures (as defined in Rule 30a-
2(c) under the Act) are designed to
ensure that information required to be
disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(ii) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

(iii) Certification of principal executive officer (see attached) and Certification of principal financial officer (see attached).

FORM N-SAR CERTIFICATION

I, William T. Warnick, certify that:

  1. I have reviewed this report on Form
  N-SAR of PIC Small Cap Portfolio;
  2. Based on my knowledge, this report
  does not contain any untrue
  statement of a material fact or omit
  to state a material fact necessary to
  make the statements made, in light
  of the circumstances under which
  such statements were made, not
  misleading with respect to the period
  covered by this report;
  3. Based on my knowledge, the
  financial information included in
  this report, and the financial
  statements on which the financial
  information is based, fairly present
  in all material respects the financial
  condition, results of operations,
  changes in net assets, and cash flows
  (if the financial statements are
  required to include a statement of
  cash flows) of the registrant as of,
  and for, the periods presented in this
  report;
  4. The registrant's other certifying
  officers and I are responsible for
  establishing and maintaining
  disclosure controls and procedures
  (as defined in rule 30a-2(c) under
  the Investment Company Act) for
  the registrant and have:
       a) designed such
       disclosure controls and
       procedures to ensure that
       material information
       relating to the registrant,
       including its consolidated
       subsidiaries, is made
       known to us by others
       within those entities,
       particularly during the
       period in which this report
       is being prepared;
       b) evaluated the
       effectiveness of the
       registrant's disclosure
       controls and procedures as
       of a date within 90 days
       prior to the filing date of
       this report (the "Evaluation
       Date"); and
       c) presented in this report
       our conclusions about the
       effectiveness of the
       disclosure controls and
       procedures based on our
       evaluation as of the
       Evaluation Date;
  4. The registrant's other certifying
  officers and I have disclosed, based
  on our most recent evaluation, to the
  registrant's auditors and the audit
  committee of the registrant's board
  of directors (or persons performing
  the equivalent functions):
  a) all significant deficiencies in the
  design or operation of internal
  controls which could adversely
  affect the registrant's ability to
  record, process, summarize, and
  report financial data and have
  identified for the registrant's
  auditors any material weaknesses in
  internal controls; and
  b) any fraud, whether or not material,
  that involves management or other
  employees who have a significant
  role in the registrant's internal
  controls; and
  3. The registrant's other certifying
  officers and I have indicated in this
  report whether or not there were
  significant changes in internal
  controls or in other factors that
  could significantly affect internal
  controls subsequent to the date of
  our most recent evaluation,
  including any corrective actions with
  regard to significant deficiencies and
  material weaknesses.


                                   /s/ William T. Warnick
Date: 1/10/2003
               William T.
Warnick

               Vice
President, Treasurer